UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 18, 2006

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

12220 El Camino Real, Suite 410, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 704-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) In connection with the June 30, 2006 10-QSB, the Company and its independent registered public accountants identified transactions that were incorrectly classified within the Company’s Condensed Consolidated Balance Sheet for the six months ended June 30, 2006 (the “Balance Sheet”), the Condensed Consolidated Statements of Losses (the “Income Statement”), the Condensed Consolidated Statements in Shareholders’ Equity (“Shareholders’ Equity”) and the Condensed Consolidated Statements of Cash Flow (the “Cash Flow Statement”). On September 15, 2006, the Audit Committee of the Board of Directors of the Company reviewed this matter with Company management and determined that the June 30, 2006 Balance Sheet, Income Statement, Shareholders’ Equity and Cash Flow Statement filed with the Securities and Exchange Commission) should be restated to properly reflect transactions that were incorrectly classified as discontinued assets, liabilities within the Balance Sheet and operating, investing and effect of exchange rate cash flows by the Company. These transactions all relate to the effects of foreign currency translation upon the discontinued operation assets, liabilities as well as related presentation within operating, investing and effect of exchange rate categories within the Cash Flow Statement.

There is no change in loss from continuing or discontinued operations or earnings per share related to this restatement. In addition, there was no change to cash and cash equivalent balances in the June 30, 2006 Balance Sheet.  The Balance Sheet for continuing operations also remains unchanged.

Until the time that amended Form 10-QSB for the first six months of 2006 are filed, the six months ended and since inception June 30, 2006 Balance Sheet, Condensed Consolidated Statements of Losses and Cash Flow Statement should not be relied upon. The Company will file its amended June 30, 2006 10QSB on September 18, 2006. Upon the filing of the June 30, 2006 amended 10-QSB, the consolidated financial statements included in the June 30, 2006 Form 10-QSB may be relied upon.

The tables set forth below present an overview of the changes to the financial statements that will be reflected in the June 30, 2006 Form 10-QSB when those documents are filed with the Securities and Exchange Commission.

The result of the June 30, 2006 Balance Sheet restatement is to reflect foreign currency impacts to discontinued operations and related minority interest as follows:
-	Decrease discontinued current assets by $187
-	Decrease discontinued non current assets by $583,091
-	Decrease total assets by $583,278 as a result of the factors described above
-	Decrease discontinued current liabilities by $50
-	Decrease discontinued non current liabilities by $375,034
-	Decrease Minority Interest by $532,822
-	Increase Other Comprehensive Loss - Foreign Translation Adjustment by $309,868
-	Increase Deficit from inception of development stage (related to discontinued operations) by $14,760
-	Increase Shareholders’ Equity by $324,628 as a result of the factors described above
-	Decrease Total Liabilities and Shareholders’ Equity by $583,278 as a result of the factors described above

	(Unaudited) June 30, 2006
	(As Restated)	(As Reported)
ASSETS

Current Assets:
Continuing operations	$1,594,111	$1,594,111
Discontinued operations	5,786,525	5,786,712
Total Current Assets	7,380,636	7,380,823

Non current Assets:
Continuing operations	6,366	6,366
Discontinued operations	12,650,468	13,233,559

Total Assets	$20,037,470	$20,620,748

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Continuing operations	$431,504	$431,503
Discontinued operations	396,443	396,494
Total Current Liabilities	827,947	827,997

Non current liabilities:
Continuing operations	2,824,240	2,824,240
Discontinued operations	8,170,027	8,545,061
Total non current liabilities	10,994,267	11,369,301

Minority Interest	5,214,381	5,747,203

Shareholders’ Equity:
Common Stock	27,170	27,170
Additional Paid in Capital	28,837,658	28,837,658
Accumulated other comprehensive (loss): Foreign currency translation adjustment	152,142	(157,726)
Accumulated Deficit	(12,337,512)	(12,337,512)
Deficit from inception of development stage	(13,678,583)	(13,693,343)
Total Shareholder Equity	3,000,875	2,676,247

Total Liabilities and Shareholder Equity	$20,037,470	$20,620,748

The result of the June 30, 2006 Condensed Consolidated Statements of Losses restatement is to reflect additional foreign currency loss related to discontinued operations to Other Comprehensive Gain (Loss) on Foreign Currency Translations for each of the following periods:

All amounts listed below equally apply to the three months ended June 30, 2006, the six months ended June 30, 2006 as well for the period January 1, 2005 (date of inception) through June 30, 2006.

-	Reduce the Loss from Discontinued Operations by $32,969
-	Reduce the Loss Applicable to Minority Interest by $18,209
-	Increase income or reduce Income (Loss) Available to Common Stockholders by $14,760 as a result of the factors described above
-	Increase the Other Comprehensive Gain on Foreign Currency Translations by $324,505
-	Increase Comprehensive Net Income (Loss) by $339,265 as a result of the factors described above

There was no change to continuing operations or earnings per share.

The changes in reported amounts are summarized in the following reconciliations of the Company’s restatement of the Condensed Consolidated Statements of Losses as of June 30, 2006.

	For the Three Months Ended June 30, 2006		For the Six Months Ended June 30, 2006		For the Period January 1, 2005 (Date of Inception) Through June 30, 2006
	(As Restated)	(As Reported)	(As Restated)	(As Reported)	(As Restated)	(As Reported)
Income (loss) before discontinued operations	$1,480,997	$1,480,997	$(4,040,279)	$(4,040,279)	$(10,342,742)	$(10,342,742)
(Loss) from discontinued operations	(1,057,609)	(1,090,578)	(2,026,122)	(2,059,091)	(7,014,937)	(7,047,906)
Loss applicable to minority interest from discontinued operations	579,952	598,161	1,119,027	1,137,236	3,679,096	3,697,305
Income/(loss) available to common stockholders	1,003,340	988,580	(4,947,374)	(4,962,134)	(13,678,583)	(13,693,343)
Other comprehensive gain (loss) on foreign currency translations	322,919	(1,586)	337,556	13,051	152,142	(172,363)
Comprehensive net income (loss)	1,326,259	986,994	(4,609,818)	(4,949,083)	(13,526,441)	(13,865,706)

Income (loss) per common share - basic	$0.04	$0.04	$(0.19)	$(0.19)	$(0.58)	$(0.58)
Income (loss) per common share - dilutive	$0.03	$0.03	$(0.19)	$(0.19)	$(0.58)	$(0.58)
Continuing operations - basic	$0.05	$0.05	$(0.15)	$(0.15)	$(0.44)	$(0.44)
Continuing operations - dilutive	$0.05	$0.05	$(0.15)	$(0.15)	$(0.44)	$(0.44)
Discontinued operations- basic and dilutive	$(0.04)	$(0.04)	$(0.08)	$(0.08)	$(0.30)	$(0.30)

Weighted average shares outstanding- basic	27,047,866	27,047,866	26,664,611	26,664,611	23,437,263	23,437,263
Weighted average shares outstanding- dilutive	31,788,777	31,788,777	26,664,611	26,664,611	23,437,263	23,437,263

The result of the June 30, 2006 Condensed Consolidated Statements of Cash Flows restatement is to reflect foreign currency impacts to related to discontinued operations for both the six months ended and since inception periods as follows:

-	Increase cash used in operating activities by $366,368 for the six months ended June 30, 2006 and by $441,525 for the period January 1, 2005 (date of inception) through June 30, 2006
-	Decrease cash used in investing activities by $514,242 for the six months ended June 30, 2006 and by $429,464 for the period January 1, 2005 (date of inception) through June 30, 2006
-	Decrease in effect of exchange rates on cash and cash equivalents by $147,874 for both the six months ended June 30, 2006 and the period January 1, 2005 (date of inception) through June 30, 2006

There was no change to increase (decrease) in cash and cash equivalents or ending cash balances.

The changes in reported amounts are summarized in the following reconciliations of the Company’s restatement of the Condensed Consolidated Statements of Cash Flows as of June 30, 2006.

	For the Six Months Ended June 30, 2006		For the Period January 1, 2005 (Date of Inception) Through June 30, 2006
	(As Restated)	(As Reported)	(As Restated)	(As Reported)
Cash Flows from operating activities:	$(1,615,686)	$(1,249,318)	$(3,374,414)	$(2,932,889)

Cash flows from investing activities:	(1,381,597)	(1,895,839)	(5,364,032)	(5,793,496)

Cash flows from financing activities:	1,800,000	1,800,000	15,493,173	15,493,173

Effect of exchange rates on cash and cash equivalents	266,613	414,487	266,613	414,487

Increase (decrease) in cash and cash equivalents	(930,670)	(930,670)	7,021,340	7,181,275

Cash and cash equivalents, beginning of period
Continuing operations	859,934	859,934	159,935	-
Discontinued operations	7,252,011	7,252,011	-	-
	8,111,945	8,111,945	159,935	-

Cash and cash equivalents, end of period
Continuing operations	1,554,870	1,554,870	1,554,870	1,554,870
Discontinued operations	5,626,405	5,626,405	5,626,405	5,626,405
	$7,181,275	$7,181,275	$7,181,275	$7,181,275

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURGE GLOBAL ENERGY, INC.

Date: September 18, 2006	By:	/s/ William Greene

Name: William Greene Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 18, 2006.